Note 4 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	2016	2015
Net Income	$1,498,000	$1,271,000

Weighted average shares outstanding – basic	1,781,410	1,718,456
Effect of dilutive common stock equivalents	154,493	164,010
Adjusted weighted average shares outstanding – diluted	1,935,903	1,882,466

Basic earnings per share	$0.84	$0.74
Diluted earnings per share	$0.77	$0.68